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                                                                     Exhibit 1.2

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[LOGO - BRITISH COLUMBIA COAT OF ARMS]   MINISTRY OF FINANCE                               NOTICE OF ALTERATION
                                         Corporate and Personal
                                         Property Registries                               FORM 11 - BC COMPANY
                                         www.fin.gov.bc.ca/registries           Section 257 (4) Business Corporations Act
Telephone: 250 356 - 8626                                              FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)
Office Hours: 8:30 - 4:30 (Monday - Friday)                            The personal information requested on this form is made
                                                                       available to the public under the authority of the Business
DO NOT MAIL THIS FORM TO THE CORPORATE AND PERSONAL PROPERTY           Corporations Act. Questions about how the FIPPA applies to
REGISTRIES UNLESS YOU ARE INSTRUCTED TO DO SO BY REGISTRY STAFF.       this personal information can be directed to the
THE REGULATION UNDER THE BUSINESS CORPORATIONS ACT REQUIRES THIS       Administrative Assistant of the Corporate and Personal
FORM TO BE FILED ON THE INTERNET AT WWW.CORPORATEONLINE.GOV.BC.CA      Property Registries at 250 356-1198, PO Box 9431 Stn Prov
                                                                       Govt, Victoria BC V8W 9V3.

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A.   INCORPORATION NUMBER OF COMPANY

     BC0442303

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B.   NAME OF COMPANY

     PINE VALLEY MINING CORPORATION

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C.   ALTERATIONS TO THE NOTICE OF ARTICLES

     Please indicate what information on the Notice of Articles is to be altered or added:

     [ ] Company name
                                                            [ ]  Date of a Resolution or Court Order
     [ ] A translation of company name                           (APPLIES TO SPECIAL RIGHTS OR RESTRICTIONS ONLY)

     [X] Pre-existing Company Provisions                    [ ]  Authorized Share Structure

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D.   ALTERATION EFFECTIVE DATE - Choose ONE of the following:

     [X]        The alteration is to take effect at the time that this notice is filed with the registrar.

     [ ]        The alteration is to take effect at 12:01 a.m. Pacific Time on _________________________ being a date that is not more than ten days after the date of the filing of this notice.

     [ ]        The alteration is to take effect at _________________ Pacific Time on __________ being a date and time that is not more than ten days after the date of the filing of this notice.

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E.   CHANGE OF COMPANY NAME

     The company is to change its name from ______________________________________________to (choose ONE of the following):


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F.   TRANSLATION OF COMPANY NAME

     Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

     ADDITIONS:   Set out every new translation of the company name that the company intends to use outside of Canada.

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     CHANGES:     Change the following translation(s) of the company name:

     PREVIOUS TRANSLATION OF THE COMPANY NAME                                 NEW TRANSLATION OF THE COMPANY NAME

-------------------------------------------------------------     ---------------------------------------------------------------

-------------------------------------------------------------     ---------------------------------------------------------------

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     DELETIONS:   Remove the following translation(s) of the company name:

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G.   PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act)

     Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

     [X]   The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

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H.       AUTHORIZED SHARE STRUCTURE

     Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

                   YYYY / MM / DD

    (DATE RESOLUTION RECEIVED AT RECORDS OFFICE)


SET OUT THE NEW AUTHORIZED SHARE STRUCTURE

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                            |                                       |                                   |
                            |                                       |                                   | Are there special rights
                            |    Maximum number of shares of this   |                                   |      or restrictions
                            |   class or series of shares that the  |                                   |  attached to the shares
                            |   company is authorized to issue, or  |    Kind of shares of this class   | of this class or series
                            |  indicate there is no maximum number. |         or series of shares       |       of shares?
                            |---------------------------------------|-----------------------------------|-------------------------
                            |   THERE IS NO  |                      |  WITHOUT  |             |         |            |
   Identifying name of class|     MAXIMUM    |  MAXIMUM NUMBER OF   | PAR VALUE | WITH A PAR  |  Type of|     YES    |     NO
      or series of shares   |      ([X])     |  SHARES AUTHORIZED   |   ([X])   | VALUE OF ($)| currency|    ([X])   |    ([X])
----------------------------|----------------|----------------------|-----------|-------------|---------|------------|------------
                            |                |                      |           |             |         |            |
----------------------------|----------------|----------------------|-----------|-------------|---------|------------|------------
                            |       [ ]      |                      |    [ ]    |             |         |    [ ]     |    [ ]
----------------------------|----------------|----------------------|-----------|-------------|---------|------------|------------

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I.   CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE     | SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR  |
COMPANY                                          | THE COMPANY                                    |  DATE SIGNED
                                                 |                                                |
                                                 |                                                |
                                                 |                                                |
Mark Fields                                      | "Mark Fields"                                  |  September 10, 2004
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